Shares to be cancelled - equity	6 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Shares to be cancelled - equity
18.	Shares to be cancelled – equity

On October 30, 2019, SGMD closed the previously announced acquisition of BZRTH, Inc., a Nevada corporation (“BZRTH”) pursuant to a Stock Exchange Agreement. BZRTH is headquartered in Irwindale, California and is a marketer and manufacturer of hydroponic growth supplies and related products to distributors and retailers. The total consideration to be paid by the Company to acquire BZRTH was 650,000,000 shares of SGMD’s common stock, 3,500,000 shares of Series B convertible preferred stock, $870,000 in cash, and 5% promissory notes in the sum of $7,130,000.00 due on or before October 31, 2021 to the BZRTH shareholders. $870,000 of cash had been paid along with 449,373,817 common shares and 750,000 Series B Convertible Preferred shares.

On January 15, 2020, the Company entered into a Rescission and Mutual Release Agreement (“Agreement”) with each of the parties agreeing to return all consideration exchanged pursuant to the Stock Exchange Agreement. The Agreement provided for mutual releases and indemnities.

The shareholders of BZRTH have agreed to surrender for cancellation, 449,373,817 common shares and 750,000 Series B Convertible Preferred shares. On an as converted to common basis the returns to Sugarmade’s treasury equal 449,373,817 relating to the common shares to be surrendered and 750,000,000 million common shares equivalents due to each Series B Convertible Preferred share converting to common shares on a 1 for 1,000 basis. Thus, on a common share equivalent basis, the surrender equals 1,199,373,817 common shares, if all Preferred Series B were converted. As of December 31, 2019, the Company recorded share to be cancelled – common stock and preferred stock in total amount of $38,225,560.